Vessels, Net	6 Months Ended
Sep. 30, 2014
Vessels, Net
Vessels, Net

5. Vessels, Net

	Cost	Accumulated depreciation	Net book Value
Balance, March 31, 2014	201,390,135	(6,555,269)	194,834,866
Additions	156,204,752	—	156,204,752
Depreciation	—	(5,427,782)	(5,427,782)
Balance, September 30, 2014	357,594,887	(11,983,051)	345,611,836

The additions represent amounts transferred from Vessels under Construction relating to the cost of our newbuildings, the Comet and the Corsair, which were delivered to us on July 25, 2014 and September 26, 2014, respectively.

Vessels, with a total carrying value of $265.0 million as of September 30, 2014, are first-priority mortgaged as collateral for our loan facility (refer Note 7). No impairment loss was recorded for the periods presented.